Exhibit 10.17

CANCELLATION OF JUNE 10, 2010 BRIDGE LOAN AGREEMENT AND PROMISSORY NOTE

THIS CANCELLATION OF JUNE 10, 2010 BRIDGE LOAN AGREEMENT AND PROMISSORY NOTE (this "Agreement") is made and entered into as of December 23, 2010 (the “Effective Date”) by and between COVENANT GROUP OF CHINA INC., a Nevada corporation (the "Maker"), and WALSTON DUPONT GLOBAL ADVISORS LLC, a Delaware limited liability company (the "Payee" and, collectively with Maker, the “Parties”).

BACKGROUND

A.           On June 10, 2010, Maker and Payee executed a Promissory Note (the "Original Note"), whereby Maker promised to repay the principal sum of $130,000 in connection with a Bridge Loan Agreement (“Loan Agreement”) entered into by the Parties of even date.

B.           On October 28, 2010 Maker and Payee sought to amend the Original Note and entered into a First Amendment to Promissory Note (“First Amendment”).

C.           Maker and Payee now desire to cancel the Loan Agreement and Original Note, as amended (the “Amended Note”), in exchange for consideration as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

The Loan Agreement and the related Amended Note by and between Maker and Payee is hereby cancelled as of the Effective Date.  Accordingly, Payee hereby forgives Maker’s obligation under the Amended Note to repay to Payee the principal sum of one hundred thirty thousand dollars ($130,000) (the “Principal Sum”).  Maker hereby relinquishes any and all right, title and interest in and to the Principal Sum.

As set forth in the First Amendment and in addition to the warrant set forth above, Payee shall retain full right and title in and to the warrant to purchase up to Fifteen-Thousand Six-Hundred (15,600) shares of restricted common stock of Maker given to Payee as consideration for entering into the Loan Agreement and Amended Note.

Except as expressly set forth herein, the parties hereby release each other from any further obligations and waive any further rights under the Loan Agreement or Amended Note.

This Amendment shall be governed under Pennsylvania law without regard to its choice of law rules and may be executed in counterparts.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

COVENANT GROUP OF CHINA INC.

By /s/ Justin D. Csik______________
Name:  Justin D. Csik
Title:  CFO and General Counsel

WALSTON DUPONT GLOBAL ADVISORS LLC

By /s/ James Wilent______________
Name:  James Wilent
Title:  President

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